                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 14, 2000

                               PIVOTAL CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


                            British Columbia, Canada
                            ------------------------
                 (State or Other Jurisdiction of Incorporation)


           000-26867                               Not Applicable
           ---------                               --------------
   (Commission File Number)               (IRS Employer Identification No.)


                            300 - 224 West Esplanade
                      North Vancouver, B.C., Canada V7M 3M6
                      -------------------------------------
              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code  (604) 988-9982


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

   ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                           [PIVOTAL CORPORATION LOGO]


                               First Quarter
                               2001 Report
                               Three months ended
                               September 30, 2000

[PRESIDENT'S PHOTO]            PRESIDENT'S MESSAGE



DEAR SHAREHOLDER,

It is with great pleasure that we present you with Pivotal's financial results for the first quarter of fiscal 2001. This quarter, we successfully integrated two recent acquisitions -- Exactium Ltd. and Simba Digital Conversations Inc. and expanded and delivered a new suite of demand chain network solutions that bring together the benefits of CRM, eCommerce and eSelling. We shipped a new product -- Pivotal eSelling 2000 -- and opened our fourth global research and development center in Toronto, Canada.

We maintained our revenue growth this quarter by expanding our customer base, corporate alliances and product offerings.

Net revenues in the first quarter of fiscal 2001 increased 143 percent to $21.1 million compared to $8.7 million in the first quarter of fiscal 2000. License revenues increased 126 percent to $13.8 million in the first quarter of fiscal 2001 compared to $6.1 million in the first quarter of fiscal 2000. Revenues from services and maintenance increased 183 percent to $7.3 million in the first quarter of fiscal 2001, compared to $2.6 million in the same quarter last fiscal year.

Net loss after amortization of goodwill and other acquired intangibles in the first quarter of fiscal 2001, was $5.8 million or $0.26 per share, compared to a net loss of $635,000 or $0.03 per share in the first quarter of fiscal 2000. All per share amounts are presented on a fully diluted basis and gives pro forma effect to the conversion of the convertible preferred stock from the original date of issuance.

New customers signed in the quarter included American First Federal Credit Union, MarchFirst Inc., Hitachi Telecom USA Inc., Novartis de Columbia, Panasonic SA, Telstra, Western Bank, Toshiba Information Systems Corporation, Kikkoman Corporation, Hot Ship Inc, Evolve Software Inc., Medical Principal Co. Ltd., Amazon.com Inc. and Netvendor Inc.

Additional purchases from existing customers continued at a strong pace this quarter. Customers that ordered additional Pivotal solutions included Lucent, KPMG, Intrawest Corporation, WebEx, Research in Motion, SoftLab GmbH, Mercer Management Consulting, Inc., CareerBuilder Inc. and Savills PLC.


[PIVOTAL CORPORATION LOGO]

Four Pivotal customers received industry awards demonstrating excellence with Pivotal's XML-based demand chain network solution. The winners included Timber Products Company, Wind2 Software, Employers and Manufacturers Association of New Zealand and CornerDrugstore.com.

OTHER HIGHLIGHTS FROM THE QUARTER INCLUDE:

INDUSTRY RECOGNITION

We were honored with three prestigious industry awards this quarter. Start Magazine selected Pivotal as "Hottest Company" for the third year in a row. Microsoft named us the North American "Packaged Application Partner of the Year". Deloitte & Touche declared Pivotal Canada's fastest growing technology company in the `Canadian Technology Fast 50 Rankings'.

CORPORATE EXPANSION

This quarter Pivotal continued to expand its team of executives and staff by adding the skills, reputation and industry knowledge to target the large and medium-sized enterprise market. We appointed Sandy Blyth, vice president of strategic alliances, to expand global alliances with major consulting firms and systems integrators. David Langston, a former Oracle executive, was appointed as vice president of sales for North America. Pivotal veteran, Peter Callaghan, was appointed as vice president of industry solutions, to manage vertical sales initiatives. We expanded our management team in Germany and added a fourth global research and development center in Toronto, Canada.

ANNOUNCED TSE LISTING

Pivotal announced that its common shares were approved for listing on the Toronto Stock Exchange (TSE). The common shares commenced trading on August 17, 2000 on the TSE under the symbol PVT.

SHIPPED PIVOTAL eSELLING 2000

Pivotal eSelling 2000 began shipping to customers worldwide in July 2000. This state-of-the-art eSelling solution offers intelligent features that enable global enterprises to perform in-depth needs analysis, provide targeted recommendations on products and services, advise customers on features and options, and configure complex orders with ease and accuracy.

INTRAWEST SELECTS PIVOTAL

Intrawest chose Pivotal's demand chain network solutions to deliver personalized customer service, in person and over the Internet. Intrawest's innovative strategy empowers customers with Web self-service and empowers employees with real-time Internet collaboration.

HEADHUNTER.NET SELECTS PIVOTAL

Headhunter.net selected Pivotal's demand chain network solution to enhance online brand loyalty and brand differentiation by delivering personalized support, customer interaction and communication across every touch point in real-time.

HOSTED WORLDWIDE CUSTOMER AND ALLIANCE CONFERENCE

Pivotal's fourth annual customer and alliance conference, held in Whistler, Canada, attracted more than 600 industry visionaries, global customers and partners from around the world.

Pivotal thanks you, our shareholders, for your confidence and support in our organization. We have worked hard to establish a solid foundation that should help us to continue to succeed in this rapidly growing Internet economy.


/s/  NORM FRANCIS
-----------------------------------
Norm Francis
President & Chief Executive Officer



                                  Pivotal Corporation, First Quarter 2001 Report

CONDENSED CONSOLIDATED BALANCE SHEETS
(Expressed in United States dollars; all amounts in thousands)

                                                      SEPTEMBER 30,         JUNE 30,
                                                          2000                2000
------------------------------------------------------------------------------------
ASSETS                                                (unaudited)
Current assets:
    Cash and cash equivalents                           $ 13,915            $  4,734
    Short-term investments                                22,247              30,788
    Accounts receivable                                   17,622              16,764
    Prepaid expenses                                       1,931               1,859
------------------------------------------------------------------------------------

      Total current assets                                55,715              54,145
Property and equipment, net                                7,720               7,231
Goodwill, intangibles and other assets, net               60,305              65,289
------------------------------------------------------------------------------------

Total assets                                            $123,740            $126,665
====================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable and accrued liabilities            $ 16,919            $ 16,877
    Deferred revenue                                      10,155               8,971
------------------------------------------------------------------------------------

      Total current liabilities                           27,074              25,848
------------------------------------------------------------------------------------

Shareholders' equity                                      96,666             100,817
------------------------------------------------------------------------------------

Total liabilities and shareholders' equity              $123,740            $126,665
====================================================================================



[PIVOTAL CORPORATION LOGO]

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Expressed in United States dollars; all amounts in thousands except per share data) (Unaudited)

                                                                                    THREE MONTHS ENDED
                                                                                        SEPTEMBER 30,
------------------------------------------------------------------------------------------------------------
                                                                                 2000                 1999
------------------------------------------------------------------------------------------------------------
REVENUES:
    Licenses                                                                   $ 13,768             $  6,097
    Services and maintenance                                                      7,290                2,578
------------------------------------------------------------------------------------------------------------
        Total revenues                                                           21,058                8,675
------------------------------------------------------------------------------------------------------------

COST OF REVENUES:
    Licenses                                                                        866                  284
    Services and maintenance                                                      3,870                1,368
------------------------------------------------------------------------------------------------------------
        Total cost of revenues                                                    4,736                1,652
------------------------------------------------------------------------------------------------------------

Gross profit                                                                     16,322                7,023
------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
    Sales and marketing                                                          11,470                5,664
    Research and development                                                      3,917                1,569
    General and administrative                                                    1,776                  707
    Amortization of goodwill and other acquired intangibles                       5,388                   --
------------------------------------------------------------------------------------------------------------

        Total operating expenses                                                 22,551                7,940
------------------------------------------------------------------------------------------------------------

Loss from operations                                                             (6,229)                (917)
Interest and other income                                                           343                  357
------------------------------------------------------------------------------------------------------------

Loss before income taxes                                                         (5,886)                (560)
Income tax recovery (expense)                                                        67                  (75)
------------------------------------------------------------------------------------------------------------

Net loss                                                                       $ (5,819)            $   (635)
============================================================================================================

LOSS PER SHARE:
     Basic and fully diluted                                                   $  (0.26)            $  (0.05)
     Pro forma basic and fully diluted                                                              $  (0.03)

WEIGHTED AVERAGE NUMBER OF SHARES USED TO CALCULATE LOSS PER SHARE:
     Basic and fully diluted                                                     22,375               13,693
     Pro forma basic and fully diluted                                                                18,380
============================================================================================================

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in United States dollars; all amounts in thousands) (Unaudited)

                                                                   THREE MONTHS ENDED
                                                                      SEPTEMBER 30,
-------------------------------------------------------------------------------------------
                                                               2000                 1999
-------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss for the period                                  $ (5,819)            $   (635)
    Adjustments to reconcile net loss to net cash
    provided by (used in) operating activities:
      Amortization of goodwill
      and other acquired intangibles                            5,388                   --
      Depreciation                                                880                  335
    Change in operating assets and liabilities:
      Accounts receivable                                        (858)                (904)
      Prepaid expenses                                            (72)                (464)
      Accounts payable and accrued liabilities                     42                1,255
      Deferred revenue                                          1,184                  489
-------------------------------------------------------------------------------------------

    Net cash provided by operating activities                     745                   76
-------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                         (1,368)                (871)
    Proceeds from sales and maturities of
      short-term investments                                    8,541                   --
    Other assets                                                 (405)                  --
-------------------------------------------------------------------------------------------

    Net cash provided by (used in)
    investing activities                                        6,768                 (871)
-------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from issuance of common shares                     1,668               43,167
-------------------------------------------------------------------------------------------

    Net cash provided by financing activities                   1,668               43,167
-------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                       9,181               42,372

Cash and cash equivalents, beginning of period                  4,734                9,338
-------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                     $ 13,915             $ 51,710
===========================================================================================

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. These condensed consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles. Pivotal has separately prepared financial statements for the same periods in accordance with accounting principles generally accepted in the United States (US GAAP). The US GAAP financial statements are included in Pivotal's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

2. Pro forma loss per share gives effect to the conversion of convertible preferred shares.







This quarterly report contains forward-looking statements concerning Pivotal's continued growth of revenues, expansion of its customer base and product offerings as well as its corporate expansion. Actual results could differ materially from those anticipated in these statements based upon a number of factors including the continued interest, cooperation and performance of third parties with whom Pivotal has business relationships, continued interest and growth in the Internet and electronic commerce and the market for Pivotal's solutions, the risks involved in developing software solutions and our need for corporate growth.

(C) 2000 Pivotal Corporation. All rights reserved. Pivotal, Pivotal eRelationship, Pivotal eSelling, Pivotal ePower, Pivotal eRelationship CustomerHub, Pivotal eRelationship PartnerHub, Pivotal eRelationship IntraHub, Pivotal eRelationship SmartPortal, PivotalWeb .NET, Pivotal Anywhere, and PivotalLink are trademarks and/or registered trademarks of Pivotal Corporation. All other trade names mentioned are trademarks and/or registered trademarks of their respective owners.

                                  Pivotal Corporation, First Quarter 2001 Report

                           [PIVOTAL CORPORATION LOGO]


MANAGEMENT TEAM:

NORMAN B. FRANCIS, President and Chief Executive Officer
KEITH R. WALES, Chief Technical Officer
VINCENT MIFSUD, Executive Vice President and Chief Financial Officer GLENN HASEN, Executive Vice President, Global Field Operations
ROBERT RUNGE, Chief Marketing Officer

DIRECTORS:

NORMAN B. FRANCIS, President and Chief Executive Officer, Pivotal Corporation KEITH R. WALES, Chief Technical Officer, Pivotal Corporation
JEREMY A. JAECH, Vice President, Microsoft Corporation, Visio Division
ROBERT J. LOUIS, President, Ventures West Management Ltd.
DOUGLAS J. MACKENZIE, General Partner, Kleiner, Perkins Caufield & Byers DONALD A. MATTRICK, President, Electronic Arts Worldwide Studios



CORPORATE OFFICES:            TRANSFER AGENT:                 LEGAL COUNSEL:
                              CIBC Mellon                     Diane S. Malaher
HEAD OFFICE                   1600-1066 West Hastings St      Pivotal Corporation
                              Vancouver, BC                   300-224 West Esplanade
300-224 West Esplanade        Canada V6E 3X1                  North Vancouver, BC
North Vancouver, BC           Tel: (604) 688-4330             Canada  V7M 3M6
Canada V7M 3M6                Fax: (604) 688-4301             Tel: (604) 988-9982
Tel: (604) 988-9982                                           Fax: (604) 983-6658
Fax: (604) 988-0035           INDEPENDENT AUDITORS:
                              Deloitte & Touche LLP           DORSEY & WHITNEY
USA                           P.O. Box 49279                  1420 Fifth Avenue, Suite 400
                              Four Bentall Centre             Seattle, WA
Plaza at Yarrow Bay           2100-1055 Dunsmuir St           98101  USA
10210 NE Points Drive         Vancouver, BC                   Tel: (206) 903-8800
Building 3, Suite 400         Canada V7X 1P4                  Fax: (206) 903-8820
Kirkland, WA 98033            Tel: (604) 669-4466
Tel: (425) 455-4230           Fax: (604) 669-4186             BORDEN LADNER GERVAIS
Fax: (425) 455-3972                                           1200-200 Burrard Street
                              INVESTOR RELATIONS:             Vancouver, BC
EUROPE                        Pivotal Corporation             Canada  V7X 1T2
                              300-224 West Esplanade          Tel: (604) 687-5744
Wilson House                  North Vancouver, BC             Fax: (604) 687-1415
Fenian Street                 Canada V7M 3M6
Dublin 2, Ireland             Tel: (604) 988-9982
Tel: (353) 1 662 9333         Fax: (604) 988-0035
Fax: (353) 1 662 9334         Investor-relations@pivotal.com

ASIA PACIFIC

Level 11 Park West Building
6-12-1 Nishi-Shinjuku                                         www.pivotal.com
Shinjuku, Tokyo 1630023                                       NASDAQ NM: PVTL
Tel: 81-3-5325-3018                                           TSE: PVT
Fax: 81-3-5325-3131

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PIVOTAL CORPORATION



Date: November 14, 2000                 By  /s/ VINCENT D. MIFSUD
                                           -------------------------------------
                                                Vincent D. Mifsud
                                                Executive Vice President and
                                                Chief Financial Officer